UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 21, 2005

WAVE SYSTEMS CORP.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24752	13-3477246
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Pleasant Street, Lee, Massachusetts 01238

(Address of Principal Executive Offices) (ZIP Code)

Registrant’s telephone number, including area code (413) 243-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On November 14, 2005 Wave Systems Corp. (“Wave”) signed a license agreement with Dell Inc. (“the OEM”) that permits the distribution of a custom version of Wave’s Embassy® Trust Suite security software technology on all of the OEM’s business PCs equipped with trusted computing security chips known as Trusted Platform Modules (TPMs).  Wave will receive a per-unit royalty based on the OEM’s shipment volumes of products equipped with the custom Embassy technology.  However, the contract does not provide for guaranteed minimum or maximum shipped quantities or royalties.  An expanded and more powerful suite of trusted computing software, the Wave ETS Enterprise Security, Dell Edition version 2.0, offering enhanced security management as well as improved data protection, will continue to be available to customers as a purchase option from the OEM.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WAVE SYSTEMS CORP.

	By:	/s/	Steven Sprague
Steven Sprague
Chief Executive Officer

Dated: November 21, 2005